                                  Certification


         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Bowater Incorporated (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 14, 2002                            /s/ David G. Maffucci
                                                 -------------------------------
                                                 Name:  David G. Maffucci
                                                 Title: Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.